UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

GREAT BASIN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT

(Address of principal executive offices)

84120

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities.

As disclosed previously, Great Basin Scientific, Inc. (the “Company”) sold 2,724,000 units (“Units”) pursuant to a prospectus dated February 25, 2015 (the “Prospectus”) contained in the Company’s registration statement on Form S-1 (File No. 333-201596) (the “Registration Statement”), as supplemented. Each Unit consisted of one share of Series E Convertible Preferred Stock and eight Series C Warrants. Each share of Series E Convertible Preferred Stock is convertible into four shares of common stock of the Company (“Common Stock”) at the option of the holder. The Series C Warrants may be exercised for cash at an exercise price of $2.55 or on a cashless basis pursuant to a formula disclosed in the Prospectus. In the event of a cashless exercise, the Company has the right to settle such an exercise through the issuance of shares of Common Stock or through a cash payment.

The Series E Convertible Preferred Stock and Series C Warrants became convertible or exercisable, respectively, on August 25, 2015.

Since the date of our last report on December 22, 2015, we have issued in the aggregate shares of Common Stock exceeding 5% of our total issued and outstanding pursuant to conversions of Series E Convertible Preferred Stock and cashless exercises of Series C Warrants. We did not receive any compensation for these conversions and cashless exercises. In each case, the conversion of Series E Convertible Preferred Stock and the cashless exercise of Series C Warrants was conducted pursuant to the terms thereof as described in the Prospectus and the Registration Statement under the heading “Description of Capital Stock – Description of Securities We Are Offering” and were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof. As the Series E Preferred Shares and the Series C Warrants which were exchanged for shares of Common Stock pursuant to Section 3(a)(9) were registered pursuant to the Registration Statement, the shares of Common Stock are not “restricted securities” as defined under Rule 144 under the Securities Act.

From December 23, 2015 through to the date of this report on December 29, 2015, 10,950 shares of Series E Convertible Preferred Stock were converted and the Company issued 730 shares of Common Stock to settle these conversions and 2,142,319 Series C Warrants were exercised via the cashless exercise provision in the warrant resulting in the issuance of 3,091,703 shares of Common Stock.

As of December 29, 2015 there are 8,897,645 shares of Common Stock issued and outstanding.

As of December 29, 2015, there are 89,347 shares of Series E Convertible Preferred Stock outstanding and 7,021,994 Series C Warrants outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: December 29, 2015	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer